UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23 2011

WINNER MEDICAL GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34484	33-0215298
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
The People’s Republic of China
 (Address of principal executive offices, including zip code)

(86) 755 2813-8888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On December 23, 2011, Winner Medical Group Inc. (the “Company”), received a letter of resignation from BDO Limited (“BDO Hong Kong”) wherein BDO Hong Kong resigned as the Company’s independent registered public accounting firm with effect from December 23, 2011.

The reports of BDO Hong Kong on the Company’s consolidated financial statements for the years ended September 30, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two most recent fiscal years ended September 30, 2011 and 2010 and the subsequent periods through the effective date of the resignation of BDO Hong Kong, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of BDO Hong Kong, would have caused BDO Hong Kong to make reference thereto in its reports on the Company’s consolidated financial statements for such periods.

There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Company’s fiscal years ended September 30, 2011 and 2010 and any subsequent interim period, including the interim period up to and including the effective date of resignation of BDO Hong Kong.

The Company provided BDO Hong Kong with a copy of the disclosure set forth in this report on Form 8-K, and requested that BDO Hong Kong furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements.  A copy of BDO Hong Kong’s letter to the SEC is filed hereto as Exhibit 16.1.

Upon the recommendation of the audit committee of the board of directors of the Company, and as ratified and approved by the board of directors of the Company on December 23, 2011, BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO China”) was appointed as the Company’s independent registered public accounting firm.  On December 23, 2011, BDO China accepted the engagement as the Company's independent registered public accounting firm.

Item 8.01	Other Events

On December 23, 2011, the Company issued a press release announcing that BDO China was engaged as its independent registered public accounting firm effective December 23, 2011.  The press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

16.1	Letter of BDO Hong Kong dated December 23, 2011
99.1	Press Release of Winner Medical Group Inc., dated December 23, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: December 23, 2011	By:	/s/ Jianquan Li
Jianquan Li
President and Chief Executive Officer

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